RESTRICTED CASH	12 Months Ended
Dec. 31, 2015
Restricted Cash and Cash Equivalents Items [Line Items]
Cash and Cash Equivalents Disclosure [Text Block]
In January 2014, the Company received $139.2 million from Avance Gas, an equity investee, in connection with the agreed sale of eight VLGC newbuildings to Avance Gas immediately following their delivery to the Company from the yard. This receipt was placed in a restricted account to be used for installments to be paid by the Company, past and future construction supervision costs and it also included a profit element to be transferred to cash and cash equivalents on delivery of each newbuilding. The balance on this account at December 31, 2014, was classified as short-term as all vessels were expected to be delivered in 2015. $6.4 million of this amount was to be used for a newbuilding installment and the remaining balance was transferred to cash and cash equivalents when the newbuildings were delivered. The balance on this account at December 31, 2015, was nil as all vessels had been delivered.

Restricted cash does not include cash balances of $40.3 million (2014: $28.1 million), which are required to be maintained by the financial covenants in our loan facilities, or cash balances of $28.0 million (2014: nil), which are required to be maintained by our vessel leasing agreements with Ship Finance, as these amounts are included in "Cash and cash equivalents".